Prepayments and Other Current Assets - Summary of Prepayment And Other Assets (Detail)Prepayments and Other Current Assets ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Prepaid Expense and Other Assets [Abstract]
Deductible value-added tax input	¥ 30,961	$ 4,745	¥ 13,770
Prepayments for CRO and other services	3,295	505	5,427
Deposits	3,326	510	3,959
Others	4,836	741	939
Prepaid expense and other assets current	¥ 42,418	$ 6,501	¥ 24,095